                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                                NOVEMBER 18, 2003


                                 GADZOOKS, INC.
               (Exact Name of Registrant as Specified in Charter)

            TEXAS                       0-26732                 74-2261048
(State of Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)



                           4121 INTERNATIONAL PARKWAY
                             CARROLLTON, TEXAS 75007
              (Address and Zip Code of Principal Executive Offices)


                                 (972) 307-5555
              (Registrant's telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 18, 2003, Gadzooks, Inc., a Texas corporation, issued a press release announcing its financial and operating results for the third quarter ended November 1, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.


                            [SIGNATURE PAGE FOLLOWS]




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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GADZOOKS, INC.


Date:  November 18, 2003           By: /s/ James A. Motley
                                      ------------------------------------------
                                   Name:   James A. Motley
                                   Title: Vice President/Chief Financial Officer





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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                EXHIBIT
99.1             Press release dated November 18, 2003 entitled "Gadzooks
                 Reports Third Quarter Operating Results."





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